Exhibit 10.8
                                 LOAN AGREEMENT

BETWEEN:

                   Union Venture Trading S.A.
                   A company incorporated in the British Virgin Islands Having an office at Unit h, 5th Floor, Imperial Building, 58-66 Canton Road, TST Kowloon, Hong Kong SAR

                  (the "Lender")

AND

                  Sino Pharmaceuticals Corporation
                  Unit 152, 11782 River Road,
                  Richmond, B.C. V6X 1Z7
                  Canada

                  (the "Borrower")

WHEREAS

1. The Borrower wishes to purchase Paclitaxel, anti-cancer pharmaceutical manufacturing technology from Xi'an Jory Pharmaceutical Co., Ltd., in Xian, China and needs to borrow US Dollars One Hundred and Eighteen Thousand Five hundred only (US$ 118,500.00).

2. The Lender proposes to lend the Borrower the money necessary to purchase the aforementioned technology.

IN ACCORDANCE WITH THE TERMS set out below and for value received, the Lender and the Borrower agree that:

1. The Borrower shall borrow US Dollars One Hundred and Eighteen Thousand Five Hundred only (US$ 118,500.00) from the Lender and the Lender shall lend US Dollars One Hundred and Eighteen Thousand Five Hundred only (US$ 118,500.00) to the Borrower (the "Loan"), on or before February 7, 2002.

2. The Borrower shall pay back the Loan to the Lender, or to its order, on the first written demand of the Lender, which date shall be at the sole discretion of the Lender.

3.   This Loan is issued without any security.

4. The Lender shall telegraphically transfer, on behalf of the Borrower, the total amount of the Loan directly to Xi'an Jory Pharmaceutical Co., Ltd., in partial or full amounts, as directed by the Borrower. The Lender's bank's telegraphic transfer confirmation notices shall be proof of this.

5. Interest on this loan shall be calculated at six percent per annum (6%), commencing from the date of this Agreement

6. The Borrower may prepay the amount owing hereunder, or, any part thereof, at any time without notice, penalty or bonus.

7. The Borrower hereby waives presentment, demand, protest or other notice of any kind in the enforcement of this Agreement.

DATED as of the 2nd day of February, 2002

                            SINO PHARMACEUTICALS CORPORATION


                            Per: /s/_____________________________
                                     Anwar Jamal, Authorized Signatory


                            UNION VENTURE TRADING S.A.


                            Per: /s/___________________________
                                    Au Wai Kwan, Authorized Signatory